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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 15, 2005

                                    MOOG INC.
             (Exact name of registrant as specified in its charter)

           New York                     1-5129                  16-0757636
 (State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)

              East Aurora, New York                             14052-0018
     (Address of principal executive offices)                   (Zip Code)

       Registrant's Telephone Number, Including Area Code: (716) 652-2000

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

On August 15, 2005, Moog Inc. (the "Company") issued a press release announcing that the Company had closed on its acquisition of FCS Control Systems ("FCS"). FCS is a designer and manufacturer of high-fidelity electromechanical and electrohydraulic flight and vehicle simulation equipment, and structural test systems that are supplied to the aerospace and automotive markets. FCS is primarily located in Amsterdam, Holland.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1     Press release dated August 15, 2005

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    MOOG INC.

Dated:  August 15, 2005                             By:   /s/ Donald R. Fishback
                                                          ----------------------
                                                    Name: Donald R. Fishback
                                                          Controller

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                                  EXHIBIT INDEX

Exhibit   Description
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99.1      Press release dated August 15, 2005